POLICY MANAGEMENT SYSTEMS CORPORATION
                              LIST OF SUBSIDIARIES
                             AS OF  AUGUST 31, 2000

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                                                                                               JURISDICTION
                                                                                            OF  INCORPORATION
SUBSIDIARY  NAME                                                                            OR  ORGANIZATION




Mynd Corporation f/k/a The Leverage Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . .  Connecticut
Mynd Corporation f/k/a Financial Administrative Services, Inc. . . . . . . . . . . . . . . . .  Connecticut
Information Services Holding, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Life Software Holding, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Mynd International, Ltd. (f/k/a Mynd Corporation International, Ltd.) (f/k/a PMSC Limited) . .  Delaware
Policy Management Systems Investments, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Software Services Holding, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
ViLink Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Mynd Corporation f/k/a DORN Technology Group, Inc. . . . . . . . . . . . . . . . . . . . . . .  Michigan
Policy Management Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  South Carolina
204 Woodhew, L.P.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Texas
Mynd Corporation f/k/a CYBERTEK Corporation. . . . . . . . . . . . . . . . . . . . . . . . . .  Texas
Mynd Partners, L.P. f/k/a Cybertek Solutions, L.P. . . . . . . . . . . . . . . . . . . . . . .  Texas
Creative Computer Systems Pty Limited. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Australia
Mynd Asia Pacific Pty Limited (f/k/a PMSC Pty Limited) . . . . . . . . . . . . . . . . . . . .  Australia
Policy Management Systems  sterreich GmbH. . . . . . . . . . . . . . . . . . . . . . . . . . .  Austria
Mynd Corporation (f/k/a Policy Management Systems (Barbados), Ltd.). . . . . . . . . . . . . .  Barbados
Mynd Corporation (f/k/a Policy Management Systems Canada, Ltd.). . . . . . . . . . . . . . . .  Canada
Mynd A/S (f/k/a Policy Management Systems Corporation A/S) (f/k/a Simcorp) . . . . . . . . . .  Denmark
Mynd Systemhaus GmbH (f/k/a CAF Systemhaus f r Anwendungsprogrammierung GmbH). . . . . . . . .  Germany
Mynd ProduktSystem GmbH (f/k/a PMS micado ProduktSysteme Gesellschaft f r EDV Vertrieb mbH). .  Germany
Mynd SoftwareConsult GmbH (f/k/a PMS micado SoftwareConsult GmbH). . . . . . . . . . . . . . .  Germany
Mynd Technologies Deutschland GmbH (f/k/a Policy Management Systems (Germany) GmbH). . . . . .  Germany
Mynd Limited (f/k/a PMSC Limited). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Hong Kong
Policy Management Systems India Private Limited. . . . . . . . . . . . . . . . . . . . . . . .  India
Mynd Limited (f/k/a Mynd Corporation Limited) (f/k/a PMSC Limited) . . . . . . . . . . . . . .  Ireland
Mynd International, K.K. (f/k/a PMSC K.K.) . . . . . . . . . . . . . . . . . . . . . . . . . .  Japan
Creative Solutions B.V.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Netherlands
Dekru B.V. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Netherlands
Mynd Limited (f/k/a PMSC Limited). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  New Zealand
Mynd AS (f/k/a Policy Management Systems Corporation AS) . . . . . . . . . . . . . . . . . . .  Norway
Mynd (Proprietary) Limited (f/k/a Policy Management Systems Corporation (Proprietary) Limited)  S. Africa
Mynd AB (f/k/a Policy Management Systems Corporation AB) . . . . . . . . . . . . . . . . . . .  Sweden
Mynd AG (f/k/a Software Consult micado AG/SA/Ltd.) . . . . . . . . . . . . . . . . . . . . . .  Switzerland
Creative Insurance Services Limited. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  UK
Creative Software Development Limited. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  UK
Mynd Limited (f/k/a Policy Management Systems Corporation Limited) . . . . . . . . . . . . . .  UK
Policy Management Systems Europe, Limited. . . . . . . . . . . . . . . . . . . . . . . . . . .  UK
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